Exhibit 10.1

Intra−Asia Entertainment Corporation
07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

July 24, 2007

To the Investors Listed on the Signature Page hereof.

Re: Limited Waiver and Modification of Securities Purchase Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Securities Purchase Agreement, dated as of May 14, 2007 (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”), among Intra−Asia Entertainment Corporation, a Nevada corporation, and all predecessors thereto (collectively, the “Company”), Cabowise International Ltd., a British Virgin Islands company, PKU Chinafront High Technology Co., Ltd., a company organized under the laws of the People's Republic of China, the selling stockholders identified on the signature pages thereto and the investors identified on the signature pages thereto (each, an “Investor” and collectively, the “Investors”). Initially capitalized terms used but not defined in this letter have the meanings given to them in the Purchase Agreement. Unless otherwise indicated, Section references used in this letter are references to those Sections in the Purchase Agreement.

The Company acknowledges that Section 4.15 of the Purchase Agreement provides, in part, that the Company shall obtain approval of its stockholders for a 1 for 6 reverse stock split of the Company’s Common Stock within 60 days of the Closing and shall take all actions to effectuate the Reverse Stock Split within 5 Business Days following such stockholder approval. The Company and the undersigned Investors acknowledge that the Company has obtained the approval of holders of a majority of outstanding shares of voting stock of the Company for the Reverse Stock Split and has filed on June 18, 2007, a Definitive Information Statement on Schedule 14C with the Securities and Exchange Commission (the “Information Statement”), as required by the Securities Exchange Act of 1934, as amended, and Regulation 14C promulgated thereunder.

The Company and the undersigned Investors have discussed increasing the ratio of the Reverse Stock Split in an effort to, among other things, increase the price per share of Common Stock to an amount sufficient to satisfy certain Nasdaq listing requirements. The Company and the undersigned Investors, by their execution hereof, wish to modify and amend certain post-closing obligations of the Company set forth in the Purchase Agreement related to increasing the ratio of the Reverse Stock Split.

1. The Company hereby requests that the undersigned Investors consent to, and the undersigned Investors by their signatures set forth below consent to, the amendment and modification of the Purchase Agreement as follows:

a. The definition of “Reverse Stock Split” in the Purchase Agreement shall be deleted in its entirety and replaced with the following:

i.	“Reverse Stock Split” means a 1 for 7.5 reverse stock split of the Company’s Common Stock.”

b. Section 4.15(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

i.
As soon as practicable, but in any event within 10 Business Days following July 24, 2007, the Company covenants and agrees to obtain the approval of the holders of a majority of its outstanding shares of voting stock in order to effectuate the Reverse Stock Split (the “Stockholder Approval”).

c. Section 4.15(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

i.
In furtherance of the obligations of the Company under Section 4.15(a), the Company shall obtain Stockholder Approval in connection with this Section 4.15, and in pursuit thereof (a) the Board of Directors of the Company shall adopt proper resolutions authorizing the actions set forth in subsection (a) above and (b) as soon as practicable after obtaining Stockholder Approval, but in any event by the earlier of (i) 45 days after obtaining Stockholder Approval and (ii) the expiration of the 20 day period set forth in Rule 14c-2(b) of Regulation 14C as promulgated under the Exchange Act, the Company shall take all actions necessary to, and actually effectuate, the Reverse Stock Split, which actions shall include, without limitation, the filing within 5 Business Days of obtaining Stockholder Approval of an amendment (solely to reflect the Reverse Stock Split) to that certain Definitive Information Statement on Schedule 14C as filed with the Commission on June 18, 2007.

2. The undersigned Investors acknowledge and agree that the amended Information Statement must be filed with the Commission, mailed to shareholders of the Company and the actions described therein may not be effectuated for at least 20 days thereafter pursuant to Rule 14c-2(b) of Regulation 14C as promulgated under the Exchange Act. The Company acknowledges and agrees that other than as contemplated herein no other terms of the Information Statement shall be amended or modified.

3. The undersigned Investors hereby waive any claims that they may have under the terms of the Purchase Agreement arising out of or based on any failure by the Company to effectuate the 1 for 6 reverse stock split of the Company’s Common Stock as previously contemplated by the Purchase Agreement prior to the date hereof.

4. The undersigned Investors acknowledge that the Company provides no assurance that effectuating the Reverse Stock Split (as revised by this letter) will result in an increase of the Company’s stock price sufficient to satisfy applicable listing requirements of Nasdaq or other stock exchange.

Except as expressly provided in this letter, all of the terms and conditions of the Purchase Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified. Notwithstanding anything contained herein, the consents and limited waiver contained in this letter (a) are limited as specified, (b) are effective only with respect to the transactions described in this letter for the specific instance and the specific purpose for which they are given, (c) shall not be effective for any other purpose or transaction, and (d) do not constitute an amendment or basis for a subsequent consent or waiver of any of the provisions of the Purchase Agreement.

This letter contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this letter.

This letter may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

This letter shall be governed by, and construed under, the laws of the State of New York, without reference to conflicts of laws (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law). To the fullest extent permitted by applicable law, the parties irrevocably submit to the non-exclusive jurisdiction of any New York State court or federal court sitting in New York City in respect of any suit, action or proceeding arising out of or relating to the provisions of this letter and irrevocably agree that all claims in respect of any such suit, action or proceeding may be heard and determined in any such court. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The parties hereto hereby waive, to the fullest extent permitted by applicable law, any right to trial by jury with respect to any action or proceeding arising out of or relating to this letter.

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Please indicate your agreement to and granting of the foregoing consents and limited waiver by executing this letter in the space provided below and delivering this letter to us.

Very truly yours,

INTRA−ASIA ENTERTAINMENT CORPORATION

By:	/s/ Shudong Xia
Name: Shudong Xia
Title: CEO and President

Accepted and agreed to as of July 24, 2007:

INVESTORS: Pinnacle China Fund, LP By: /s/ Barry Kitt Name: Title: The Pinnacle Fund, LP By: /s/ Barry Kitt Name: Title: